Derecognition of Financial Assets - Summary of Carrying Amount of Transferred Assets Do Not Qualify for Derecognition and Associated Liabilities (Parenthetical) (Detail) - Securitisations [member] - CAD ($)
$ in Millions
	Apr. 30, 2025	Jan. 31, 2025	Oct. 31, 2024
Disclosure of transferred financial assets that are not derecognised in their entirety [line items]
Fair value of transferred assets	$ 15,524	$ 16,772	$ 18,092
Fair value of associated liabilities	15,481	16,769	17,692
Net position	$ 43	$ 3	$ 400